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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 21, 2003

                       Commission file number 33-55254-18

                            COMPOSITE HOLDINGS, INC.
               (Exact name of registrant as specified in charter)

                     Nevada                             87-0434297
          (State or other jurisdiction of            (I.R.S. Employer
           incorporation or organization)         Identification number)

             5333 S. Arville St. #206
              Las Vegas, Nevada 89118                 702-579-4888

           (Name, address, including zip code, and telephone numbers, including area code, of agent of service)

                                   Copies To:
                                 Bradley Mooney
                          5333 S. Arville St. Suite 206
                               Las Vegas, NV 89118
                                 (702) 579-4888

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Item 1. Changes in Control of Registrant.

No Events to report

Item 2. Acquisition or Disposition of Assets.

Composite Holdings, Inc, completed the acquisition of the retail gasoline and convenience store operations of SuperMart Inc., dba MOONEY OIL CO., a family-owned business since 1962 specializing in gas station, truck stop, fast food and convenience store operations. SuperMart's wholesale distribution and transportation operations are not included in the assets acquired by Composite. Based in Lansing, Michigan, SuperMart owns and operates Sunoco branded gasoline stations.

Item 3. Bankruptcy or Receivership.

No events to report.

Item 4. Changes in Registrant's Certifying Accountant.

No events to report.

Item 5. Other Events.

No events to report.

Item 6. Resignation of Registrant's Directors.

The Company has appointed Mr. Bradley Mooney as Chairman of the Board, President and CEO as of the beginning of business on January 21, 2003. The new Chairman then immediately accepted the resignation of Ms. Susan Donohue as Chairman and Secretary of the Board and Mr. Merle Ferguson as Director and acting interim President and CEO of the Company.

Item 7. Financial Statements, Proforma Financial Information and Exhibits.

                                      NONE

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPOSITE HOLDINGS, INC.

By: /s/ Bradley Mooney                         Dated:  23 January, 2003
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        Bradley Mooney, Chairman